Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Telecommunications Portfolio

May 31, 2021

TEL-QTLY-0721
1.802191.117

Schedule of Investments May 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Communications Equipment - 2.1%
Communications Equipment - 2.1%
CommScope Holding Co., Inc. (a)	195,900	$3,978,729
EchoStar Holding Corp. Class A (a)(b)	80,600	2,135,094
Harmonic, Inc. (a)	169,800	1,183,506
		7,297,329
Construction & Engineering - 1.2%
Construction & Engineering - 1.2%
Dycom Industries, Inc. (a)	54,800	4,105,616
Diversified Telecommunication Services - 67.9%
Alternative Carriers - 27.1%
Bandwidth, Inc. (a)	85,800	10,149,282
Cogent Communications Group, Inc.	214,039	16,181,348
Iridium Communications, Inc. (a)	323,811	12,372,818
Liberty Global PLC Class C (a)	608,236	16,556,184
Liberty Latin America Ltd. Class C (a)	1,169,033	16,810,695
Lumen Technologies, Inc. (b)	779,300	10,785,512
ORBCOMM, Inc. (a)	336,649	3,767,102
Vonage Holdings Corp. (a)	453,045	6,242,960
		92,865,901
Integrated Telecommunication Services - 40.8%
AT&T, Inc.	1,876,820	55,234,813
ATN International, Inc.	92,700	4,381,929
Consolidated Communications Holdings, Inc. (a)	10,700	100,152
Verizon Communications, Inc.	1,415,497	79,961,426
		139,678,320

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		232,544,221

Equity Real Estate Investment Trusts (REITs) - 0.4%
Specialized REITs - 0.4%
American Tower Corp.	6,000	1,532,760
Media - 9.8%
Cable & Satellite - 9.8%
Charter Communications, Inc. Class A (a)	7,600	5,278,428
Comcast Corp. Class A	277,800	15,929,052
Liberty Broadband Corp. Class C (a)	74,924	12,459,112
		33,666,592
Oil, Gas & Consumable Fuels - 0.5%
Oil & Gas Refining & Marketing - 0.5%
Reliance Industries Ltd.	56,800	1,642,754
Software - 0.5%
Application Software - 0.5%
RingCentral, Inc. (a)	6,000	1,574,820
Wireless Telecommunication Services - 16.2%
Wireless Telecommunication Services - 16.2%
Boingo Wireless, Inc. (a)	163,200	2,281,536
Gogo, Inc. (a)	21,863	297,774
Millicom International Cellular SA (a)(b)	92,400	4,130,280
Shenandoah Telecommunications Co.	90,423	4,511,203
T-Mobile U.S., Inc.	204,324	28,901,630
Telephone & Data Systems, Inc.	331,664	8,530,398
U.S. Cellular Corp. (a)	180,400	6,810,100
		55,462,921
TOTAL COMMON STOCKS
(Cost $244,228,335)		337,827,013

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.03% (c)	276,333	276,389
Fidelity Securities Lending Cash Central Fund 0.03% (c)(d)	12,072,969	12,074,176
TOTAL MONEY MARKET FUNDS
(Cost $12,350,565)		12,350,565
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $256,578,900)		350,177,578
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(7,572,445)
NET ASSETS - 100%		$342,605,133

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$267
Fidelity Securities Lending Cash Central Fund	439
Total	$706

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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